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                                                                       Exhibit 1

                                 MEDICALCV, INC.

                                1,500,000 UNITS(1)
               CONSISTING OF 1,500,000 SHARES OF COMMON STOCK AND
               1,500,000 REDEEMABLE COMMON STOCK PURCHASE WARRANTS

                             UNDERWRITING AGREEMENT


                               _____________, 2001


Equity Securities Investments, Inc.
701 Xenia Avenue South, Suite 130
Golden Valley, Minnesota  55416

Ladies/Gentlemen:

         MedicalCV, Inc., a Minnesota corporation (the "Company"), hereby confirms its agreement to issue and sell to Equity Securities Investments, Inc. (the "Underwriter") an aggregate of 1,500,000 units (the "Units"), each Unit consisting of one share of the Company's common stock, $0.01 par value per share ("Common Stock"), and one redeemable Common Stock purchase warrant of the Company (the "Redeemable Warrants"). (Such 1,500,000 Units are collectively referred to in this Agreement as the "Firm Units.") The Company also hereby confirms its agreement to grant to the Underwriter an option to purchase up to 225,000 additional Units (the "Option Units") on the terms and for the purposes set forth in Section 2(b) hereof. (As used in this Agreement, the term "Units" shall consist of the Firm Units and the Option Units.) The Company also hereby confirms its agreement to issue to the Underwriter warrants for the purchase of a total of 150,000 Units as described in Section 6 hereof (the "Underwriter's Warrants"), assuming the purchase by the Underwriter of the Firm Units. The Units issuable upon exercise of the Underwriter's Warrants are referred to in this Agreement as the "Warrant Units."

1.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

                  (a) The Company represents and warrants to and agrees with the Underwriter as follows:

                           (i) A registration statement on Form SB-2 (File No.
                  333-______) with respect to the Units, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") thereunder and has been filed with the SEC under the Securities Act; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of the registration statement and amendments and each related preliminary prospectus to date have been delivered by the Company to the Underwriter, and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the SEC pursuant to the SEC's Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T under the Securities Act. If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and


---------------------------
    (1) Plus an option to purchase up to 225,000 additional Units to cover over-allotments.

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                  Regulations, it will prepare and file a prospectus pursuant to
                  Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the SEC, including the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, is hereinafter called the "Registration Statement," and if any amendment thereto shall be filed after the "Effective Date"
                  (as hereinafter defined) and before the "First Closing Date" (as hereinafter defined), the term "Registration Statement" shall refer to the registration statement as so amended (but only from and after the effectiveness of such amendment). The prospectus included in the Registration Statement at the time it is or was declared effective by the SEC is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the SEC pursuant to Rule 424(b) of the Rules and Regulations or any other prospectus provided to the Underwriter by the Company for use in connection with the offering of the Units (whether or not required to be filed by the Company with the SEC pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the SEC, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the SEC or transmitted to the SEC for filing pursuant to such Rule 424(b) or from and after the time it is first provided to the Underwriter by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Securities Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations. As used herein, the term "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the respective copies thereof filed with the SEC pursuant to EDGAR.

                           (ii) At the time the Registration Statement is or was
                  declared effective by the SEC and at all times subsequent thereto up to the "First Closing Date" and the "Second Closing Date" (as such terms are hereinafter defined), the Registration Statement and Prospectus, and all amendments thereof and supplements thereto, will comply or complied with the provisions and requirements of the Securities Act and the Rules and Regulations. Neither the SEC nor any state securities authority has issued any order preventing or suspending the use of any Preliminary Prospectus or requiring the recirculation of a Preliminary Prospectus, or issued a stop order with respect to the offering of the Units (if the Registration Statement has been declared effective), or instituted or, to the Company's knowledge, threatened the institution of, proceedings for any of such purposes. When the Registration Statement shall become effective and when any post-effective amendment thereto shall become effective, the Registration Statement (as amended, if the Company shall have filed with


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                  the SEC any post-effective amendments thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. When the Registration Statement is or was declared effective by the SEC and at all times subsequent thereto up to the First
                  Closing Date and the Second Closing Date, the Prospectus (as amended or supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.
                  When any Preliminary Prospectus was first filed with the SEC and when any amendment thereof or supplement thereto was first filed with the SEC, such Preliminary Prospectus and any amendment thereof and supplement thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. None of the representations and warranties in this Subsection 1(a)(ii) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

                           (iii) The Company has no subsidiaries other than
                  those identified in Exhibit 21 to the Registration Statement (each one a "Subsidiary" and collectively the "Subsidiaries") and is not affiliated with any other company or business entity, except as disclosed in the Prospectus. The Company and each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; the Company owns all of the outstanding capital stock of each of the Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; the Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                           (iv) The Company and each Subsidiary has operated and
                  is operating in material compliance with all authorizations, licenses, certificates, permits, consents, approvals and orders of and from all United States state, federal, foreign, and all other governmental regulatory officials and bodies, including the United States Food and Drug Administration (the "FDA") and any agency of any United States state or foreign government exercising comparable authority (including any non-governmental entity whose approval or authorization is required under foreign law comparable to that administered by the FDA) in a jurisdiction where the Company's products are sold (collectively, "Permits"), which are necessary to own its properties and/or to conduct its business as described in the Registration Statement and Prospectus and in the manner and to the extent now conducted, with no material restrictions or qualifications, and such Permits are valid and in full force and effect; the Company and each Subsidiary is conducting its business in substantial compliance with the Permits and with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; and neither the Company nor any Subsidiary is in material violation of any applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction


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                  over the Company or any Subsidiary or over their respective properties. No proceeding has been instituted or is pending or, to the best knowledge of the Company, is contemplated or threatened which in any manner affects or draws into question the validity or effectiveness of the Permits; the Company is not in violation of any statutes, orders, standards, rules or regulations relating to or affecting the properties or Permits of the Company or the operation of the Company's business in the manner and to the extent now conducted and is not in violation of any Permit; and the Company has not received, and it does not have knowledge of any facts that furnish any reasonable basis for, any Notice of Adverse Findings, Regulatory Letters, Section 305 notices, or other similar communications, alerts or seizures requested or threatened relating to the Company's products. On July 26, 2001, the Company received from the FDA premarket approval of its Omnicarbon Cardiac Valve Prothesis, and such premarket approval has not been modified, changed, amended or withdrawn. Except to the extent disclosed in Registration Statement or the Prospectus, the clinical, pre-clinical and other studies and tests conducted by and on behalf of or sponsored by the Company were and, if still pending are, being conducted in accordance with standard medical and scientific research procedures. The descriptions of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and the Company has no knowledge of any other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Prospectus. Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or other correspondence from the FDA or any other governmental agency with respect to any ongoing clinical or pre-clinical studies or tests that are described in the Prospectus or the results of which are referred to the Prospectus requiring the termination, suspension or modification of such studies or tests. Except as set forth in the Registration Statement and Prospectus, (A) the Company is in material compliance with all material rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (the "Environmental Laws") which are applicable to its business, (B) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (C) the Company will not be required to make any future material capital expenditures to comply with Environmental Laws, and (D) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law.

                           (v) Neither the Company nor any Subsidiary is in
                  violation of its respective articles of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, lease, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its respective properties are bound, which default is material to the business of the Company and its Subsidiaries taken as a whole.

                           (vi) The Company has full requisite power and
                  authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the application of bankruptcy,


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                  insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable law or the public policies underlying such law. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (A) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, any lease, contract, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties may be bound, (B) the respective articles of incorporation or bylaws of the Company or any Subsidiary, or (C) any material applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or over their respective properties. No consent, approval, authorization or order of or qualification with any court, governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or over their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state or other securities or Blue Sky laws, all of which requirements have been satisfied.

                           (vii) Except as is otherwise expressly described in
                  the Registration Statement or Prospectus, there is neither pending nor, to the best of the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company, any Subsidiary, or any of their respective officers or any of their respective properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or over their respective officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries taken as a whole or might materially and adversely affect their properties, assets or rights, or (ii) might prevent consummation of the transactions contemplated hereby.

                           (viii) The Company has, and at the First Closing Date
                  and Second Closing Date (collectively, the "Closing Dates") will have, the duly authorized and outstanding capitalization set forth in the Prospectus. All outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all material respects with the statements relating thereto contained in the Registration Statement and the Prospectus; the shares of Common Stock included in the Units to be sold hereunder by the Company and the shares of Common Stock issuable upon exercise of the Redeemable Warrants have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the shares of Common Stock included

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                  in the Units to be sold hereunder by the Company or the
                  shares of Common Stock issuable upon exercise of the Redeemable Warrants or the issuance and sale thereof, or the issuance and sale or exercise of the Redeemable Warrants, or the issuance and sale or exercise of the Underwriter's Warrants and the shares of Common Stock and Redeemable Warrants included in the Warrant Units, or the issuance of the shares of Common Stock issuable upon exercise of the Warrant Units included in the Warrant Units, other than those that have been expressly waived prior to the date hereof. Except as disclosed in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The certificates evidencing the shares of Common Stock and the Redeemable Warrants comply as to form with all applicable provisions of the laws of the State of Minnesota.

                           (ix) The Redeemable Warrants included in the Units to
                  be sold by the Company have been duly and validly authorized and, when authenticated by Registrar and Transfer Company (the "Warrant Agent") and issued, delivered and sold in accordance with this Agreement and the Warrant Agreement dated as of the date hereof between the Company and the Warrant Agent, will have been duly and validly executed, authenticated, issued, and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Redeemable Warrants.

                           (x) The Underwriter's Warrants and the shares of
                  Common Stock and Redeemable Warrants included in the Warrant Units have been duly authorized. The Underwriter's Warrants, when issued and delivered to the Underwriter, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance and except insofar as the indemnification provisions thereof may be limited by applicable law and the policies underlying such law. The shares of Common Stock included in the Warrant Units, when issued and delivered upon such exercise, will be validly issued, fully paid and non-assessable and subject to no preemptive rights or similar rights on the part of any person or entity. The Redeemable Warrants included in the Warrant Units, when authenticated by the Warrant Agent and issued, delivered and sold in accordance with this Agreement, the Warrant Agreement between the Company and the Warrant Agent, and the Underwriter's Warrants, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable by the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units have been duly authorized and, when issued and delivered upon such exercise, will be validly issued, fully paid and nonassessable and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the


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                  Company has been reserved for issuance by the Company upon exercise of the Underwriter's Warrants and the Redeemable Warrants included in the Warrant Units.

                           (xi) PricewaterhouseCoopers LLP, which has expressed
                  its opinion with respect to the financial statements filed as part of the Registration Statement and included in the Registration Statement and Prospectus, are independent accountants within the meaning of the Securities Act and the Rules and Regulations. The financial statements of the Company set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act and fairly present the financial position and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply in accordance with generally accepted accounting principles consistently applied throughout the periods involved (subject, in the case of unaudited financial statements, to normal year-end adjustments which in the opinion of management of the Company are not material, and except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement.

                           (xii) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and Prospectus, and at each Closing Date, except as is otherwise disclosed in the Registration Statement or Prospectus, there has not been: (A) any change in the capital stock or long-term debt (including any capitalized lease obligation) or material increase in the short-term debt of the Company or any Subsidiary (other than issuances of Common Stock upon the exercise of options outstanding as of the Effective Date and options granted under the Company's 1992 Stock Option Plan, 1993 Director Stock Option Plan, 1997 Stock Option Plan, and 2001 Equity Incentive Plan (collectively, the "Stock Plans"));
                  (B) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company (other than options granted under the Stock Plans); (C) any material adverse change, or any development involving a material adverse change, in or affecting the condition (financial or otherwise), earnings, operations, business, or business prospects, management, financial position, stockholders' equity, results of operations or general condition of the Company; (D) any transaction entered into by the Company or any Subsidiary that is material to the Company;
                  (E) any obligation, direct or contingent, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business that, in the aggregate, are not material; (F) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or
                  (G) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company or a Subsidiary.

                           (xiii) Except as is otherwise expressly disclosed in
                  the Registration Statement or Prospectus, (A) the Company and each Subsidiary has good and marketable title to all of the property, real and personal, and assets described in the Registration Statement or Prospectus as being owned by it, free and clear of any and all pledges, liens, security interests, encumbrances, equities, charges or claims, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company, (B) the agreements to which the Company or any Subsidiary is


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                  a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company or the Subsidiary (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance, and (C) each of the Company and the Subsidiaries has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                           (xiv) The Company and each Subsidiary has timely
                  filed (or has timely requested an extension of time to file) all necessary federal and state income and franchise tax returns and has paid all taxes shown thereon as due; there is no tax deficiency that has been or, to the best of the Company's knowledge, could be asserted against the Company or any Subsidiary that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or properties of the Company or a Subsidiary; and all tax liabilities are adequately provided for in the books of the Company and each Subsidiary.

                           (xv) No labor disturbance by the employees of the
                  Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent. No collective bargaining agreement exists with any of the employees of the Company or any Subsidiary and, to the best of the Company's knowledge, no such agreement is imminent.

                           (xvi) The Company and each Subsidiary owns, or
                  possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, copyrights, trademarks and proprietary rights or information which are necessary for the conduct of its present or intended business as described in the Registration Statement or Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company or any of its Subsidiaries, taken as a whole; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, technology, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any Subsidiary. Except as disclosed in the Registration Statement or Prospectus, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, trademark, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                           (xvii) The Units have been approved for quotation on
                  The Nasdaq SmallCap Market.


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                           (xviii) The Company has no defined benefit pension
                  plan or other pension benefit plan which is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended from time to time, except as disclosed in the Registration Statement.

                           (xix) The Company has not taken and will not take,
                  directly or indirectly, any action (and does not know of any action by its directors, officers, shareholders or others) which has constituted or is designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation, as defined in the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Units. The Company has not distributed and will not distribute prior to the later of (A) the First Closing Date or the Second Closing Date, as the case may be, and (B) completion of the distribution of the Units, any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act. Except as is otherwise disclosed in the Registration Statement or Prospectus, and to the best of the Company's knowledge, no person is entitled, directly or indirectly, to compensation from the Company or the Underwriter for services as a "finder" or otherwise in connection with the transactions contemplated by this Agreement.

                           (xx) The Company and each Subsidiary maintains
                  insurance, which is in full force and effect, with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and, to the best of the Company's knowledge, consistent with the insurance maintained by similar companies and businesses; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (xxi) Each executive officer and director of the
                  Company and each beneficial owner of five percent (5%) or more of the Common Stock to be outstanding after the sale of the Firm Units (calculated in accordance with Rule 13d-3 under the Exchange Act) has agreed pursuant to the form of 180-Day Lock-up Agreement attached hereto as APPENDIX A-1 (the "180-Day Lock-up Agreement") that such person will not, for a period of 180 days from the Effective Date (the "180-Day Lock-up Period"), without the prior written consent of the Underwriter, offer to sell, contract to sell, sell, pledge, hypothecate, transfer or otherwise dispose of, or grant any rights with respect to (collectively, a "Disposition"), any shares of Common Stock and any options, warrants and other rights to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock now owned or hereafter acquired by such person (collectively, "Securities"), or with respect to which such person has or hereafter acquires the power of Disposition, other than as permitted by the 180-Day Lock-up Agreement. The Company has provided to counsel for the Underwriter ("Underwriter's Counsel") true, accurate and complete copies of all of the 180-Day Lock-up Agreements. The Company has provided to Underwriter's Counsel a complete and accurate list of all holders of Securities of the Company and the number and type of Securities held by each holder of Securities.

                           (xxii) Neither the Company nor any Subsidiary has at
                  any time during the last five (5) years (or, if formed during the last five years, since its inception) made any unlawful contribution to any candidate for an office or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official, domestic or foreign, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management's general or specific authorizations, transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, access to assets is permitted only in accordance with management's general or specific authorization, and the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxiii) Neither the Company nor any of its affiliates
                  is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  (b) Any certificate signed by any officer of the Company and delivered to you or to Underwriter's Counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

2.       PURCHASE, SALE, DELIVERY AND PAYMENT.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Firm Units at a purchase price of $4.05 per Unit. The Underwriter will purchase all of the Firm Units if any are purchased. The Firm Units will be delivered by the Company to the Underwriter for the account of the Underwriter against payment of the purchase price therefor by wire transfer or other same-day funds payable to the order of the Company at the offices of Equity Securities Investments, Inc., 701 Xenia Avenue South, Suite 130, Golden Valley, Minnesota 55416 (or at such other place as may be agreed upon by the Underwriter and the Company), at 9:00 a.m., Minneapolis, Minnesota time, on (i) the third (3rd) full business day following the date hereof if the Registration Statement is declared effective before 3:30 p.m., Minneapolis, Minnesota time on the date hereof, (ii) the fourth (4th) full business day following the date hereof if the Registration Statement is declared effective after 3:30 p.m., Minneapolis, Minnesota time on the date hereof, or (iii) such other time and date as the Underwriter and the Company may determine, such time and date of payment and delivery being herein called the "First Closing Date." Delivery of the Firm Units will be made by credit to "full fast" transfer to the account or accounts at The Depository Trust Company designated by the Underwriter.

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase an aggregate of up to 225,000 Option Units at the same purchase price as the Firm Units, for use solely in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Units. The option granted hereunder may be exercised by the Underwriter at any time (but not more than once), in whole or in part, during the period of forty-five (45) days after the date of this Agreement by giving written notice to the Company and the Company's counsel, which notice shall set forth the aggregate number of Option Units as to which the Underwriter is exercising the option, the names and denominations in which the Option Units are to be registered, and the date and time, as determined by the Underwriter, when the Option Units are to be delivered, such time and date being herein referred to as the "Second

         Closing Date;" provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. No Option Units shall be sold and delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered. The Option Units will be delivered by the Company to the Underwriter for the account of the Underwriter against payment of the purchase price therefor by wire transfer or other same-day funds payable to the order of the Company at the offices of Equity Securities Investments, Inc. 701 Xenia Avenue South, Suite 130, Golden Valley, Minnesota 55416 (or at such other place as may be agreed upon by the Underwriter and the Company) at 9:00 a.m., Minneapolis, Minnesota time, on the Second Closing Date. Delivery of the Option Units will be made by credit to "full fast" transfer to the account or accounts at The Depository Trust Company designated by the Underwriter.

3. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Underwriter as follows:

                  (a) If the Registration Statement has not already been declared effective by the SEC, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Underwriter promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will file a Prospectus containing the information omitted therefrom pursuant to such Rule 430A with the SEC within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; the Company will prepare and file with the SEC, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Units by the Underwriter; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which the Underwriter shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (b) The Company will advise the Underwriter, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                  (c) Within the time during which a prospectus relating to the Units is required to be delivered under the Securities Act, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof and the Prospectus. If, during such period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, during such period, it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will use its best efforts to arrange for the qualification of the Units for offering and sale under the securities laws of such jurisdictions as the Underwriter may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Units; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Units shall have been qualified as herein provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

                  (e) The Company will furnish to the Underwriter copies of the Registration Statement (two of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request.

                  (f) For a period of five years from the Effective Date, the Company will furnish directly to the Underwriter as soon as the same shall be sent to its shareholders generally copies of all annual or interim shareholder reports of the Company and will, for the same period, also furnish the Underwriter with the following:

                           (i) One copy of any report, application or document
                  (other than exhibits, which, however, will be furnished on your request) filed by the Company with the SEC, The Nasdaq Stock Market, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange;

                           (ii) As soon as the same shall be sent to
                  shareholders generally, copies of each communication sent to shareholders; and

                           (iii) From time to time, such other information
                  concerning the Company as the Underwriter may reasonably and specifically request, provided that the Company shall not be required to furnish any information pursuant hereto that is not furnished to its shareholders or not otherwise made publicly available.

                  (g) The Company will, for a period of two (2) years from the Effective Date, furnish directly to the Underwriter quarterly profit and loss statements, reports of the Company's cash flow and statements of application of the proceeds of the offering of the Units by the Company in such reasonable detail as the Underwriter may request.

                  (h) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the fifteen (15) months after the end of the Company's current fiscal quarter, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations and covering a twelve (12)-month period beginning after the Effective Date of the Registration Statement.

                  (i) After completion of the offering of the Units, the Company will make all filings and take all actions required to maintain the quotation or listing of the Units on The Nasdaq SmallCap Market, The Nasdaq National Market, or any national stock exchange. The Company shall make all filings and take all actions required to have the Common Stock and the Redeemable Warrants constituting the Units to be quoted on the same automated quotations system or listed on the same national stock exchange on which the Units are being quoted or listed, which quotation or listing shall be effective eighteen (18) months from the Effective Date, when the Units become separable. After the Units become separable, the Company will make all filings and take all actions required to maintain the quotation or listing of the Common Stock and the Redeemable Warrants on such quotations system or national stock exchange.

                  (j) The Company will apply the net proceeds from the sale of the Units substantially in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (k) For a period of six months after the Second Closing Date, the Company will not, without the prior written consent of the Underwriter, directly or indirectly, effect the Disposition of any Securities including, without limitation, any Securities that are convertible into or exchangeable or exercisable for Common Stock, and shall not accelerate the exercisability of any Securities that are convertible into or exchangeable or exercisable for Common Stock, except that the Company may take the following actions:

                           (i) sell Units pursuant to this Agreement;

                           (ii) grant options under the Company's Stock Plans in
                  the ordinary course, but only if the per share exercise price or conversion price of any such options is equal to or greater than the market price of the Common Stock on the date of grant or, if greater, $4.50 per share; and

                           (iii) issue shares of Common Stock upon the exercise
                  of options granted under the Stock Plan and upon the exercise of warrants outstanding on the date of this Agreement.

                  (l) For a period of six months from the Effective Date, the Company will not, without the prior written consent of the Underwriter, file a registration statement with the SEC or any state securities or "Blue Sky" law authority relating to any of the Company's Securities, whether such shares are to be offered and sold by the Company or by its shareholders, except for a Registration Statement on Form S-8 (or any successor or replacement form of registration statement) relating only to shares of Common Stock subject to options granted under the Stock Plans.

                  (m) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

                  (n) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Units by the Underwriter if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information shall be provided within ninety (90) days after the commencement thereof or after a change occurs with respect to previously reported information.

                  (o) The Company will cause the Common Stock, the Redeemable Warrants and the Units to be registered under the Exchange Act, which registrations shall be effective concurrently with the effectiveness of the Registration Statement.

                  (p) The Company hereby grants to the Underwriter the right to nominate a representative to serve on the Company's Board of Directors during the period of three (3) years following the Effective Date of the Registration Statement, and the Company shall use its best efforts to secure the election of such representative to the Company's Board of Directors.

                  (q) Unless the Company's Common Stock and Redeemable Warrants are listed on The Nasdaq National Market or other suitable secondary trading exemptions are available, or if for any reason state Blue Sky or securities laws do not apply to secondary trading of the Common Stock and Redeemable Warrants, the Company will seek to become listed in Standard & Poors or another recognized securities manual as soon as practicable after the Effective Date and shall pay all filing fees in connection therewith, for the purpose of facilitating secondary trading in the Common Stock and Redeemable Warrants; and the Company shall also agree to make appropriate filings to qualify the Common Stock and Redeemable Warrants for secondary trading in states in which such filings are necessary to cause the Common Stock and Redeemable Warrants to be qualified, provided that such qualification may be obtained without causing the Company extraordinary cost or hardship.

4.       EXPENSES.

                  (a) The Company agrees with the Underwriter that:

                           (i) Whether or not this Agreement becomes effective
                  or is terminated or cancelled or the sale of the Units hereunder is consummated, and regardless of the reason for or cause of any such termination, cancellation, or failure to consummate, the Company will pay or cause to be paid (A) all expenses (including any transfer taxes) incurred in connection with the delivery to the Underwriter of the Units, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and of counsel to the Company, excluding, however, fees of Underwriter's counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto,
                  (C) all fees and reasonable expenses, including all reasonable counsel fees of Underwriter's Counsel, incurred in connection with the qualification of the Units for offering and sale by the Underwriter or by dealers under the securities or Blue Sky laws of the states and other jurisdictions which the Underwriter may designate in accordance with Section 3(d) hereof, (D) all costs and expenses incident to qualification with The Nasdaq SmallCap Market, (E) postage and express charges and other expenses in connection with delivery to the Underwriter of the Preliminary Prospectus and Prospectus, and
                  (F) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically described herein. In addition to and not in lieu of the foregoing, the Company shall pay to the Underwriter on each Closing Date for out-of-pocket expenses (including fees of Underwriter's Counsel other than fees and expenses incurred in connection with Blue Sky or state securities qualifications) a nonaccountable expense allowance (the "Allowance") equal to three percent (3.0%) of the aggregate Price to Public for all the Units sold to the Underwriter on each Closing Date, including Units sold pursuant to orders received through the Company.

                           (ii) If the Underwriter withdraws from the sale of
                  the Units as herein proposed (A) for any reason within the control of the Company (such as, for example, the sale of the Units as herein proposed is abandoned by the Company, the Company decides to pursue and/or accept alternative financing or a strategic partnership, or there is a sale of the Company or its assets, merger, acquisition by the Company of the equity securities or other assets of another entity), and/or as a result of activities or decisions made by the Company's board of directors or shareholders; (B) based upon the fact that there has been a material adverse change in the financial or other affairs of, or prospects for, the Company since the date of the last financial statements of the Company provided to the Underwriter; (C) because any of the Company's representations or warranties in this Agreement prove to be untrue; (D) because there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or any limitation on prices for such trading or because any new restrictions on the distribution of securities shall have been established by the New York Stock Exchange or by the SEC or by any federal or state agency, all to such a degree as, in the Underwriter's sole judgment, would restrict materially a free market for the Units; (E) because there shall have occurred such a material change in general economic, political or financial conditions, or because the effect of international conditions on the financial markets in the United States become such as, in the Underwriter's sole judgment, makes it inadvisable to proceed with the sale of the Units; (F) because the Company's financial condition or its business prospects do not fulfill the Underwriter's expectations based on representations made by the Company prior to __________, 2001; (G) because the offering of the Units lacks public interest prior to the Effective Date; or
                  (H) because adverse market or other conditions make the offering of the Units not feasible in the Underwriter's sole judgment, the Company will pay to the Underwriter the amount of all actual accountable, out-of-pocket expenses (including fees and disbursements of Underwriter's Counsel) incurred by the Underwriter in connection with the contemplated purchase, offer and sale of the Units, including, without limitation, expenses incurred in its investigation, preparation to market, and marketing of the Units, and in contemplation of performing and in performance of its obligations hereunder, up to a maximum of $25,000.00; provided, however, that if the sale of the Units is withdrawn pursuant to Section 4(a)(ii)(A) then, in addition to reimbursing the Underwriter's expenses as provided for herein, the Company shall pay to the Underwriter a $100,000.00 termination fee. All reimbursements pursuant to Sections 4(a)(i) and (ii) shall occur within ten (10) days after the Underwriter delivers to the Company a written itemization of such expenses. The provisions of Sections 4(a)(i) and (ii) are intended to relieve the Underwriter from the payment of the expenses and costs which the Company hereby agrees to pay and shall not impair the obligations of the Company hereunder to the Underwriter. The Underwriter hereby acknowledges the receipt from the Company of a non-refundable commitment fee in the amount of $25,000.00, which shall be credited by the Underwriter against the Allowance or against the amount described in the third sentence of this subsection 4(a)(ii).

                           (iii) In addition to its other obligations under
                  Sections 7(a) and 8 hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
                  Section 7(a), it will reimburse the Underwriter on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriter within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                  (b) It is agreed that any controversy rising out of the operation of the interim reimbursement arrangements set forth in
         Section 4(a)(iii) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Section 4(a)(iii) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 7(a) and 7(b) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(a) hereof.

5. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriter to purchase and pay for the Units as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Units, as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date), and in the case of the Option Units, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date); to the performance by the Company of its obligations hereunder; and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Units and on or before the Second Closing Date in the case of the Option Units:

                  (a) The Registration Statement shall have become effective not later than 4:00 p.m. Minneapolis, Minnesota time on the date of this Agreement, or such later date or time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Underwriter, threatened by the SEC or any state securities commission or similar regulatory body; and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter and Underwriter's Counsel.

                  (b) The Underwriter shall not have advised the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 5(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

                  (c) Subsequent to the Effective Date and prior to each Closing Date, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the Company's condition (financial or otherwise), earnings, operations, properties, business or business prospects from that set forth in the Registration Statement or Prospectus, and which, in the Underwriter's sole judgment, is material and adverse and that makes it, in the Underwriter's sole judgment, impracticable or inadvisable to proceed with the public offering of the Units as contemplated by the Prospectus and this Agreement.

                  (d) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Units shall have been reasonably satisfactory to

         Underwriter's Counsel, and Underwriter's Counsel shall have been furnished with such papers and information as it may reasonably have requested to enable it to pass upon the matters referred to in this Section.

                  (e) On each Closing Date, the Underwriter shall have received the opinion of Briggs and Morgan, P.A., counsel for the Company, dated as of such Closing Date, satisfactory in form and substance to the Underwriter and Underwriter's Counsel, to the effect that:

                           (i) Each of the Company and the Subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently being carried on and as described in the Registration Statement and Prospectus.

                           (ii) Each of the Company and the Subsidiaries is duly
                  qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and the Subsidiaries considered as one enterprise. To the best of such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

                           (iii) The capital stock of the Company conforms as to
                  legal matters to the description thereof contained in the Prospectus under the caption "Description of Securities." The issued and outstanding Units of the Company have been duly and validly issued and are fully paid and non-assessable, and the holders thereof are not subject to any personal liability solely by reason of being such holders.

                           (iv) The Units to be issued by the Company pursuant
                  to the terms of this Agreement, and the shares of Common Stock included in the Units, have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Units have been duly authorized and, when issued and delivered upon such exercise, will be duly and validly issued and fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock pursuant to the Company's articles of incorporation, bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, except as set forth in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock or other securities of the Company and no such rights exist, other than those rights that have been waived prior to the date hereof. To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or rights in existence to purchase or acquire from the Company any shares of capital stock of the Company.

                           (v) The Redeemable Warrants included in the Units to
                  be sold by the Company have been duly and validly authorized and, when authenticated by the Warrant Agent and issued, delivered and sold in accordance with this Agreement and the Warrant Agreement dated as of the date hereof between the Company and the Warrant Agent, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Redeemable Warrants.

                           (vi) The Underwriter's Warrants and the shares of
                  Common Stock and Redeemable Warrants included in the Warrant Units have been duly authorized. The Underwriter's Warrants, when issued and delivered to the Underwriter, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance and except insofar as the indemnification provisions thereof may be limited by applicable law and the policies underlying such law. The shares of Common Stock included in the Warrant Units, when issued in accordance with the terms of this Agreement and pursuant to the Underwriter's Warrants, will be fully paid and nonassessable and subject to no preemptive rights or similar rights on the part of any person or entity. The Redeemable Warrants included in the Warrant Units, when authenticated by the Warrant Agent and issued, delivered and sold in accordance with this Agreement, the Warrant Agreement between the Company and the Warrant Agent, and the Underwriter's Warrants, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or similar laws effecting the rights of creditors generally and by judicial limitations on the right of specific performance. The shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units have been duly authorized and, when issued and delivered upon such exercise, will be validly issued, fully paid and non-assessable and, to such counsel's knowledge, subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Underwriter's Warrants and the Redeemable Warrants included in the Warrant Units.

                           (vii) The Company has the requisite corporate power
                  and authority to enter into this Agreement and to issue, sell and deliver to the Underwriter the Units to be issued and sold by it hereunder. This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriter, is a valid, legal and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or the public policies underlying such law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (viii) The Registration Statement has become
                  effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or threatened under the Securities Act.

                           (ix) The Registration Statement and the Prospectus,
                  and each amendment thereof or supplement thereto (other than the financial statements, including the notes thereto and the supporting schedules, and other financial, numerical, statistical and accounting data derived therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                           (x) The forms of certificates evidencing the Common
                  Stock and the Redeemable Warrants and filed as exhibits to the Registration Statement comply with Minnesota law.

                           (xi) The description in the Registration Statement
                  and the Prospectus of the Company's articles of incorporation and bylaws and of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be presented by the Securities Act and the applicable Rules and Regulations; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

                           (xii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) do not result in any violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other material agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to the best of such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or the Subsidiaries or other any of their material properties or operations.

                           (xiii) No consent, approval, authorization or order
                  of, or filing with, or qualification with, any court, government or governmental agency or body is necessary in connection with the execution, delivery and performance of this Agreement or for the execution, delivery and performance of this Agreement or for the consummation of the transactions herein contemplated, except such as have been obtained under the Securities Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Units by the Underwriter.

                           (xiv) To the best of such counsel's knowledge, there
                  are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the

                  Prospectus by the Securities Act or the Rules and Regulations, other than those described therein.

                           (xv) To the best of such counsel's knowledge, neither
                  the Company nor any of the Subsidiaries is presently (A) in violation of its respective articles of incorporation or bylaws, (B) in material breach or violation of any applicable statute, rule or regulation known to such counsel or any order, writ or decree of any court or governmental agency or body, or (C) in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, loan agreement or any other material contract, lease or other instrument to which the Company is subject or by which it may be bound, or to which any of the material assets or property of the Company is subject.

                           (xvi) To the best of such counsel's knowledge, the
                  Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any government or self-regulatory body required for the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                           (xvii) To the best of such counsel's knowledge, after
                  due inquiry, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, technology, trade marks, service marks, trade names, or copyrights which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (xviii) To the best of such counsel's knowledge,
                  after due inquiry, the Company owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, copyrights, trade marks and proprietary rights or information which are necessary for the conduct of its present or intended business as described in the Registration Statement or Prospectus.

                           (xix) On the basis of information obtained as a
                  result of discussions and meetings with officers and other representatives of the Company, discussions with representatives of the independent public accountants for the Company in connection with the preparation of the Registration Statement and the Prospectus, and the examination of other information and documents requested by such counsel, nothing has come to such counsel's attention that has caused them to believe that the Registration Statement and any amendment thereof, at the time it became effective and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, and any amendment or supplement thereto, at the first date of its issuance and up to and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may further state that in making the foregoing comments, such counsel does not intend them to include or cover the financial statements and notes thereto and related schedules and other financial, numerical, statistical and accounting data contained or omitted from the Registration Statement and any amendment or supplement thereto and the Prospectus.

                  Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Minnesota upon opinions of local counsel, and, as to questions of fact, upon representations or certificates of officers of the Company or its Subsidiaries and of government officials, in which case their opinion is to state the extent of such reliance. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Underwriter and to Underwriter's Counsel.

                  (f) The Underwriter shall have received the opinion of ________, intellectual property counsel to the Company, dated as of the First Closing Date and the Second Closing Date and satisfactory in form and substance to the Underwriter and its counsel, and such intellectual property counsel may rely on appropriate written representations or certificates of public officials and of appropriate officers of the Company (provided that a copy of such written representations or certificates are furnished to the Underwriter), to the effect that:

                           (i) The statements made in the Registration Statement
                  and the Prospectus concerning the Company's intellectual property, including, by way of illustration, all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and fairly present the information set forth therein.

                           (ii) To such counsel's knowledge, the Company owns or
                  possesses the right to use all the patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights as described in the Registration Statement and the Prospectus. Such counsel has not received any notice of, and to such counsel's knowledge, no person or entity could reasonably claim, any infringement of or claim for license or similar fees under any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, or similar rights of others or any claim with respect thereto, which would have a material adverse effect on the business of the Company.

                  (g) The Underwriter shall have received from Winthrop & Weinstine, P.A., Underwriter's Counsel, such opinion or opinions as the Underwriter may reasonably require, dated as of the First Closing Date and the Second Closing Date, which are satisfactory in form and substance to the Underwriter, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to Underwriter's Counsel such documents as it may have requested for the purpose of enabling it to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, Underwriter's Counsel may rely, to the extent that it deems proper, upon representations or certificates of public officials and of responsible officers of the Company.

                  (h) At the time of execution of this Agreement, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter dated the date of such execution, in form and substance satisfactory to the Underwriter, to the effect that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published instructions, and the Rules and Regulations thereunder, and further stating in effect that:

                           (i) In their opinion, the audited financial
                  statements included in the Registration Statement and Prospectus covered by their report included therein comply as to form in all material respects with the applicable requirements of the Securities Act, the published instructions and the Rules and Regulations and have been prepared in accordance with United States generally accepted accounting principles, consistently applied throughout and as of the end of the periods involved.

                           (ii) On the basis of (A) a reading of the minutes of
                  the shareholders' and directors' meetings of the Company since _______________, (B) inquiries of certain officials of the Company responsible for financial and accounting matters, (C) a reading of the Company's monthly operating statements for the months beginning on _______________, and (D) other specified procedures and inquiries (but not an audit in accordance with generally accepted accounting principles), nothing came to their attention causing them to believe that:

                                    (1) the unaudited consolidated financial
                           statements of the Company and its Subsidiaries contained in the Prospectus and any amendment thereof or supplement thereto do not comply as to form, in all material respects, with the applicable accounting requirements of the Securities Act and the published Rules and Regulations or were not prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited consolidated financial statements of the Company and its Subsidiaries included therein; or

                                    (2) the unaudited consolidated amounts of
                           revenues, income before provision for income taxes, net income and ratio of earnings to fixed charges of the Company and its Subsidiaries, if any, contained in the Prospectus, or any amendment thereof or supplement thereto, were not derived from consolidated financial statements prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited consolidated financial statements of the Company and its Subsidiaries included therein; or

                                    (3) with respect to the period subsequent to
                           ______________, 2001, there were, at a specified date, not more than five (5) business days prior to the date of the letter, any changes or any material increases or decreases in capital stock, long-term or short-term debt or shareholders' equity, decreases in net assets, net current assets, or net worth or any material decrease, as compared with the corresponding period of the prior year, in revenues or net income of the Company as compared with the amounts shown in the consolidated balance sheet included in the Registration Statement, except as disclosed or referred to in the Prospectus and Registration Statement.

                           (iii) Certain information set forth on the cover of
                  the Prospectus and in the Prospectus under the headings "Prospectus Summary" (including the subheading "Summary Financial Data"), "Risk Factors," "Use of Proceeds," "Dividend Policy," "Capitalization," "Dilution," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Relationships and Related Transactions," "Principal Shareholders,"

                  "Description of Securities" and "Shares Eligible for Future Sale" and that are expressed in dollars (or percentages derived from dollar amounts) or numbers have been compared to accounting records of the Company which were subject to the internal accounting controls of the Company and are in agreement with such records or computations made therefrom, excluding any questions of legal interpretation.

                  (i) The Underwriter shall have received from PricewaterhouseCoopers LLP a letter dated as of each Closing Date to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 5(h), except that the specified date referred to in such letter will be a date not more than five (5) business days prior to such Closing Date.

                  (j) The Underwriter shall have received from the Company a certificate, dated as of the First Closing Date and the Second Closing Date, of the principal executive officer and the principal financial officer of the Company, to the effect that:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such Closing Date;

                           (ii) No stop order or other order suspending the
                  effectiveness of the Registration Statement or any amendment thereof or the qualification of the Units for offering or sale have been issued, and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the SEC or any state or regulatory body; and

                           (iii) The signers of said certificate have carefully
                  examined the Registration Statement and the Prospectus and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein; the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) since the Effective Date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business consistent with past practice, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the offering of the Units or the issuance of shares upon the exercise of options outstanding as of the Effective Date or options granted pursuant to the Stock Plans described in the Registration Statement), or any material increase in the short-term debt or long-term debt, or in the issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company; and (D) except as stated in the Registration Statement and Prospectus, there is not pending or, to their knowledge, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change of the condition, (financial or otherwise), business, prospects, or results of operations of the Company.

                  (k) On each Closing Date, there shall have been furnished to you a certificate of the Secretary of the Company, dated as of such Closing Date, with the documents listed herein attached, and to the effect and certifying as follows:

                           (i) Attached thereto are true and correct copies of
                  the articles of incorporation of the Company, as amended to the date of the certificate, and stating that there have been no changes or amendments to the attached articles of incorporation of the Company, and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to (A) the amendment of said articles of incorporation, (B) the merger, consolidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets or business of the Company, and that the Company is in good standing in the State of Minnesota and has paid all of its corporate franchise taxes due as of the date of such certificate.

                           (ii) Attached thereto is a true and correct copy of
                  the bylaws of the Company as in effect as of the date of such certificate and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to changes or amendments to the attached Bylaws.

                           (iii) Attached thereto are true and correct copies of
                  the resolutions of the Board of Directors of the Company relating to the preparation and signing of the Registration Statement and this Agreement, the issuance and sale of the Units and other related matters, and such resolutions have not been amended, modified or rescinded and are in full force and effect as of the date of such certificate and are the only resolutions adopted by the Board of Directors of the Company with respect to the offering contemplated by the Registration Statement.

                           (iv) Attached thereto are true and correct copies of
                  all material correspondence with respect to the Registration Statement and Prospectus and related matters between the Company, its counsel, and/or PricewaterhouseCoopers LLP, on the one hand, and the SEC, on the other.

                           (v) This Agreement, as executed and delivered by the
                  Company, is in the form presented to and approved by officers authorized to do so by the Board of Directors of the Company.

                           (vi) Attached thereto are specimens of the
                  certificates for the Common Stock and the Redeemable Warrants in the forms authorized and approved for use by the Board of Directors of the Company.

                           (vii) The persons who have signed the Registration
                  Statement and all amendments thereto were duly elected at the respective times of such signing and duly acting as officers and directors of the Company or as an attorney-in-fact therefor, as set forth in the Registration Statement.

                  (l) The Underwriter shall have received from each of the executive officers and directors of the Company and each beneficial owner of five percent (5%) or more of the Common Stock to be outstanding after the sale of the Firm Units (calculated in accordance with Rule 13d-3 under the Exchange Act) the 180-Day Lock-up Agreement in the form of APPENDIX A hereto whereby each such person agrees that during the 180-Day Lock-up Period such person will not, without the Underwriter's prior written consent, effect the Disposition of any Securities except as permitted by the 180-Day Lock-up Agreement.

                  (m) The Units shall be included and quoted on The Nasdaq SmallCap Market.

                  (n) Winthrop & Weinstine, P.A. shall deliver to the Underwriter a Blue Sky Memorandum reasonably satisfactory to the Underwriter confirming that all requisite actions for the offer and sale of the Units in all jurisdictions requested by the Underwriter have been taken.

                  (o) The Company shall have furnished to the Underwriter and to Underwriter's Counsel such additional certificates, documents and evidence as the Underwriter shall reasonably request.

All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriter and Underwriter's Counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

         The Underwriter may waive in writing the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

         If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled and if the fulfillment of said condition has not been waived by the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, each Closing Date by the Underwriter. Any such cancellation shall be without liability of the Underwriter to the Company and shall not relieve the Company of its obligations under Section 4(a) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 12 hereof in writing, or by telegraph or telephone confirmed in writing.

6.       OTHER RIGHTS OF UNDERWRITER.

                  (a) In consideration of the agreement of the Underwriter to act as Underwriter, and upon payment of a purchase price of $50.00, on the First Closing Date, the Company will issue and deliver to the Underwriter, for its account, the Underwriter's Warrants to purchase the Warrant Shares in an amount equal to ten percent (10%) of the number of Firm Units purchased by the Underwriter in the offering. The Underwriter's Warrants shall be issued on the First Closing Date and shall be dated as of the Effective Date. The Underwriter's Warrants shall be exercisable commencing one year after the Effective Date and for a period ending five years after the Effective Date at a price of $5.40 per Warrant Share, which is equal to 120% of the per Unit public offering price of $4.50 set forth on the cover page of the Prospectus. As to other terms, the Underwriter's Warrants shall be in form and substance substantially the same as APPENDIX B hereto.

                  (b) If the Company determines to redeem the Redeemable Warrants, it shall give the Underwriter written notice of such redemption at least ten (10) trading days before the Company sends out notice of redemption to the holders of the Redeemable Warrants. The Underwriter shall then have the right to act as solicitation agent in connection with the Company's redemption of the Redeemable Warrants, for which it shall receive a commission equal to seven and on-half percent (7.5%) of the gross proceeds received by the Company upon exercise of the Redeemable Warrants. Such commission shall be paid by the Company to the Underwriter within five (5) business days after the date fixed for redemption by the Company.

                  (c) At any time during the three (3) years from the date of the First Closing, the Company will not enter into an Agreement for any public or private offering of any debt or equity securities of the Company, whether sold by the Company or by some other person, individual or entity, to or through any person, firm or corporation other than the Underwriter unless and until the Company shall first negotiate for the sale of the Company's securities with or offer to sell its securities to the Underwriter. The Company shall notify the Underwriter in writing of the Company's intention to offer its securities in such an offering and the proposed terms and conditions of such offering (including the type and terms of the securities of the Company to be offered and the conditions of the proposed offering). The Underwriter shall then have fifteen (15) trading days from the day it receives such written notice from the Company to determine whether it wishes to participate in the offering as managing underwriter, co-managing underwriter, or otherwise, as determined by the Underwriter in its sole discretion. If the Underwriter declines or fails to exercise its right of first refusal with respect to the proposed offering within such fifteen (15) trading-day period, the Company may then enter into a letter of intent for the public sale, or, as appropriate, a contract for the private sale, of any of its securities through any other person, firm or corporation on the same general terms and conditions as those which were tendered to the Underwriter. If, however, the Company fails to enter into such a letter of intent or contract with such third party within thirty (30) days after the expiration of the fifteen (15) trading-day period, or if the terms and conditions of such offer are thereafter materially changed, the right of first refusal granted to the Underwriter hereunder shall be reinstated. Nothing in this Agreement shall be construed as granting the continuation of such preferential right on the part of the Underwriter beyond the three-year period described in the first sentence of this Section 6(c).

                  (d) The Company hereby grants to the Underwriter, for the period ending fifteen (15) months after the First Closing Date, the exclusive right to act as the Company's investment banker and/or financial advisor in connection with any of the following transactions or series of related transactions in which the Company or any subsidiary of the Company is involved (collectively, the "Transactions"): strategic partnership or joint venture; the sale of the Company or all or substantially all of its assets; merger; reorganization; the acquisition of equity securities, debt securities or assets of another entity; or any other similar transaction or series of related transactions having an aggregate value of at least Five Million and 00/100 Dollars ($5,000,000.00). The Underwriter may assign to its affiliate the right granted hereunder to act as Advisor in connection with a Transaction. The Company will pay to the Underwriter or its affiliate as compensation for services rendered by the Underwriter to the Company in connection with a Transaction a fee equal to the following; provided, however, that the maximum fee to be paid by the Company to the Underwriter in connection with any Transaction shall not exceed Two Million and 00/100 Dollars ($2,000,000.00):

                           (i) Five percent (5%) of the first Five Million and
                  00/100 Dollars ($5,000,000.00) of the aggregate value of the Transaction;

                           (ii) Four percent (4%) of the aggregate value of the
                  Transaction in excess of Five Million and 00/100 Dollars ($5,000,000.00) and up to and including Ten Million and 00/100 Dollars ($10,000,000.00);

                           (iii) Three percent (3%) of the aggregate value of
                  the Transaction in excess of Ten Million and 00/100 Dollars ($10,000,000.00) and up to and including Fifteen Million and 00/100 Dollars ($15,000,000.00);

                           (iv) Two percent (2%) of the aggregate value of the
                  Transaction in excess of Fifteen Million and 00/100 Dollars ($15,000,000.00) and up to and including Twenty Million and 00/100 Dollars ($20,000,000.00); and

                           (v) One percent (1%) of the aggregate value of the
                  Transaction in excess of Twenty Million and 00/100 Dollars ($20,000,000.00).

         Notwithstanding the foregoing, if the Company engages in a Transaction with an entity demonstrated by the Company to be a party with which the Company has engaged in discussions regarding a potential Transaction during the twelve (12) months ended May 23, 2001, the Company will pay to the Underwriter or its affiliate as compensation for services rendered by the Underwriter to the Company hereunder in connection with such a Transaction a fee equal to two percent (2%) of the first Five Million and 00/100 Dollars ($5,000,000.00) of the aggregate value of the Transaction, plus one percent (1%) of the aggregate value of the Transaction in excess of Five Million and 00/100 Dollars ($5,000,000.00).

                  (e) If the Underwriter or its affiliate is engaged by the Company under Section 6(d) in connection with a Transaction for which the Underwriter or its affiliate earns a fee, the Underwriter or its affiliate shall provide to the Company, upon the Company's request, and as part of the services of the Underwriter or its affiliate to the Company and at no additional cost to the Company, an industry-standard fairness opinion.

7.       INDEMNIFICATION.

                  (a) The Company hereby agrees to indemnify and hold harmless the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or each such controlling person may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus, or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or the Underwriter filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of the Underwriter (or to the benefit of any person who controls the Underwriter) if the person asserting any loss, claim, damage or liability purchased the Units from the Underwriter if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Units to such person. This indemnity agreement is in addition to any liability which the Company may otherwise have.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction; and the Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will relieve it from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, in which event the fees and expenses of one such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

8.       CONTRIBUTION.

                  (a) In order to provide for just and equitable contribution in any action in which the Underwriter or the Company (or any person who controls the Underwriter or the Company within the meaning of Section 15 of the Securities Act) makes claim for indemnification pursuant to
         Section 7 hereof, but such indemnification is unavailable or insufficient to hold harmless and indemnify a party under Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7 above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Units hereunder or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this
         Section 8. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof; but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this
         Section 8. Any notice given pursuant to Section 7 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

9.       EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                  (a) This Agreement shall become effective immediately after the time at which the Registration Statement shall become effective under the Securities Act upon the Effective Date of the Registration Statement.

                  (b) Until the First Closing Date, this Agreement may be terminated by the Underwriter, at its sole option, by giving notice to the Company, and the option referred to in Section 2(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused, or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter's obligations hereunder is not fulfilled or waived by the Underwriter, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall be required, on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market, by such Exchange or by The Nasdaq Stock Market or by order of the SEC or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal, New York, or Minnesota authorities, (vi) there shall have been such a serious, unusual and material change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the sole judgment of the Underwriter, makes it inadvisable to proceed with the delivery of the Units, (vii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the judgment of the Underwriter, materially and adversely affects or will materially and adversely affect the business or operations of the Company, or (viii) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred. Any such termination shall be without liability of any party to any other party, except as provided in Sections 7 and 8 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 hereof.

                  (c) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
         Section 9, it shall notify the Company and the Company's counsel promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 11 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriter promptly by telegram or telephone, confirmed by letter sent to the addresses specified in Section 11 hereof.

10. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS. The respective indemnity and contribution agreements of the Company and the Underwriter contained in Sections 7 and 8, the representations and warranties of the Company set forth in Section 1 hereof, and the covenants and agreements of the Company set forth in Section 3 hereof, shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriter, the Company, any of its officers and directors, or any controlling person referred to in Sections 7 and 8, and shall survive the delivery of and payment for the Units. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

11. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telegraphed, and confirmed, as follows:

If to the Underwriter, to:        Equity Securities Investments, Inc.
                                  701 Xenia Avenue South, Suite 130
                                  Golden Valley, Minnesota 55416
                                  Attention:  Mr. Edward S. Adams

         with a copy to:          Winthrop & Weinstine, P.A.
                                  3000 Dain Rauscher Plaza
                                  60 South Sixth Street
                                  Minneapolis, Minnesota 55402
                                  Attention:  Michele D. Vaillancourt, Esq.

If to the Company, to:            MedicalCV, Inc.
                                  9725 South Robert Trail
                                  Inver Grove Heights, MN  55077
                                  Attention:  Mr. Blair P. Mowery

         with a copy to:          Briggs and Morgan, P.A.
                                  2400 IDS Center
                                  80 South Eighth Street
                                  Minneapolis, Minnesota 55402
                                  Attention:  Avron L. Gordon, Esq.

12. INFORMATION FURNISHED BY THE UNDERWRITER. The statements relating to the stabilization activities of the Underwriter and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by, or on behalf of, the Underwriter specifically for use with reference to the Underwriter referred to in Section 1(a)(ii) and Sections 7(a) and 7(b) hereof.

13. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors and assigns and, with respect to Sections 7 and 8, the officers, directors and controlling persons referred to in Sections 7 and 8. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns, and the controlling persons, officers and directors referred to in Sections 7 and 8 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Units from the Underwriter shall be construed a successor or assign merely by reason of such purchase.

14. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                            Very truly yours,

                                            MedicalCV, Inc.


                                            By
                                              ----------------------------------
                                                        Signature


                                            Name Typed or Printed

                                            Its
                                               ---------------------------------
                                                  Title Typed or Printed
ACCEPTANCE

The foregoing Underwriting Agreement is hereby confirmed and accepted by us as of the date first above written.

Equity Securities Investments, Inc.

By
   ----------------------------------
   Signature

   ----------------------------------
   Name Type or Printed

   Its
      -------------------------------
      Title Typed or Printed

                                   APPENDIX A

                            180-DAY LOCK-UP AGREEMENT


Equity Securities Investments, Inc.
701 Xenia Avenue South, Suite 130
Golden Valley, MN  55416

Re:      MedicalCV, Inc.

Ladies and Gentlemen:

The undersigned, a beneficial owner of common stock, $.01 par value per share (the "Common Stock"), of MedicalCV, Inc. (the "Company"), understands and acknowledges that the Company is intending to file with the Securities and Exchange Commission a Registration Statement on Form SB-2 (the "Registration Statement") for the registration of the offer and sale of the Company's units, each unit consisting of a share of Common Stock and a warrant to purchase a share of Common Stock, including units subject to the over-allotment option described in the Registration Statement (collectively, the "Units"). The undersigned further understands that the Company, as issuer, and Equity Securities Investments, Inc., as the underwriter (the "Underwriter") to be named in that certain proposed underwriting agreement expected to be entered into in connection with the public offering of the Units by the Underwriter (the "Underwriting Agreement"), contemplate entering into such Underwriting Agreement.

In order to induce the Underwriter to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriter, that should such public offering be effectuated, the undersigned will not, without the prior written consent of the Underwriter, for one hundred eighty (180) days commencing on the effective date of the Registration Statement ("Effective Date"):

         (i) offer to sell, contract to sell, pledge, hypothecate, transfer or otherwise dispose of, grant any rights with respect to (collectively, a "Disposition"), any shares of Common Stock of the Company, and options, warrants or other rights to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of Disposition; or

         (ii)     any Disposition of any Securities

other than by gifts to donees who agree in writing to be bound by the same restrictions, or by will or the laws of descent and distribution; in which case the Securities also will be subject to the same restriction.

The undersigned hereby further agrees that during the two years commencing on the Effective Date, the undersigned will effect all sales of Securities only through the Underwriter.

Dated: ________________, 2001                 Very truly yours,


                                              ----------------------------------
                                              Signature


                                              ----------------------------------
                                              Name Typed or Printed

                                   APPENDIX B

                                 FORM OF WARRANT

                   TO PURCHASE 150,000 SHARES OF COMMON STOCK


                                 MEDICALCV, INC.

                             RESTRICTION ON TRANSFER

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITY OR MEDICALCV, INC. (THE "COMPANY") RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.


NO. ______                                                       150,000 SHARES


                  FOR GOOD AND VALUABLE CONSIDERATION, MedicalCV, Inc., a Minnesota corporation (the "Company"), hereby certifies that Equity Securities Investments, Inc., Golden Valley, Minnesota (the "Underwriter"), or its registered assigns, is entitled to subscribe for and purchase from the Company at any time or from time to time after [ONE YEAR FROM EFFECTIVE DATE], to and including [FIVE YEARS FROM THE EFFECTIVE DATE] One Hundred Fifty Thousand (150,000) units (the "Units"), each Unit consisting of one share of the Company's Common Stock and one redeemable Common Stock purchase warrant of the Company. The per Unit exercise price of this Warrant is $5.40 (the "Warrant Exercise Price"), subject to adjustment as provided herein.

                  This Warrant is one of the Underwriter's Warrants referred to in the Underwriting Agreement dated_____________, 2001 by and between the Company and the Underwriter entered into in connection with the offering (the "Offering") by the Company of 1,500,000 Units, plus an additional 225,000 Units solely to cover over-allotments.

                  As used herein, (i) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants;" (ii) the Units which may be acquired upon exercise of the Warrants are referred to herein as the "Warrant Units;" (iii) the term "Holder" means the Underwriter, any party who acquires all or a part of this Warrant as a registered transferee of the Underwriter, or any record holder or holders of the Warrant Units issued upon exercise, whether in whole or in part, of the Warrant;
(iv) the term "Common Stock" means and includes the Company's presently authorized common stock, par value $.01 per share, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor; (v) the term "Redeemable Warrants" means the redeemable common stock purchase warrants subject to the Warrant Agreement dated __________, 2001 between the Company and Registrar and Transfer Company, as warrant agent (the "Warrant Agent"), each Redeemable Warrant representing the right to purchase at any time on or before _______, 2004 one share of Common Stock at a price of $6.50 per share, subject to adjustment as provided in said Warrant Agreement; and (vi) the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

                  This Warrant is subject to the following provisions, terms and conditions, to which each Holder hereof consents and agrees:

         1. EXERCISE; TRANSFERABILITY.

                  (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Warrant Unit) by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such Warrant Units.

                  (b) If the Company has redeemed the Redeemable Warrants before the date upon which this Warrant first becomes exercisable, the Holder may, for a period of thirty (30) days beginning on the date on which this Warrant first becomes exercisable, exercise the Redeemable Warrants included in the Warrant Units.

                  (c) This Warrant may not be sold, assigned, pledged, hypothecated, or otherwise transferred (other than by will, pursuant to the operation of law, or where directed by a court of competent jurisdiction upon the dissolution or liquidation of a corporate Holder hereof), except to a person who is both an officer and a shareholder of the Underwriter; such transfer to be by endorsement (by the Holder hereof executing the form of assignment attached hereto) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any shares of Common Stock or Redeemable Warrants issued pursuant to the exercise of this Warrant or shares of Common Stock issued pursuant to the exercise of the Redeemable Warrants be transferred, except as provided in Section 7 hereof.

         2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Units purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Units (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Underwriter shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

         3. ISSUANCE OF THE WARRANT UNITS.

                  (a) The Company agrees that the shares of Common Stock and the Redeemable Warrants comprising the Warrant Units purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Units as aforesaid. Subject to the provisions of

Section 3(b), certificates for the shares of Common Stock and the Redeemable Warrant comprising the Warrant Units so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Units, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

                  (b) Notwithstanding the foregoing, the Company shall not be required to deliver any shares of Common Stock or the Redeemable Warrants comprising the Warrant Units upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least thirty (30) calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the shares of Common Stock and the Redeemable Warrants comprising the Warrant Units.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

                  (a) All shares of Common Stock included in the Warrant Units will, upon issuance, be duly authorized and issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

                  (b) All Redeemable Warrants included in the Warrant Units, when authenticated by the Warrant Agent, and issued, delivered and sold in accordance with this Warrant and the Warrant Agreement between the Company and the Warrant Agent, will be duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance;

                  (c) All Shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

                  (d) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock and Redeemable Warrants to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of Common Stock to provide for the exercise of the Redeemable Warrants included in the Warrant Units.

         5. ANTI-DILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

                  (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                           (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

                           (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

                           (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or other event. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. If at any time, as a result of an adjustment made pursuant to this subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this subsection.

                  (b) If the Company shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the "Current Market Price" (as hereinafter defined) at the record date for such distribution) or assets (other than dividends payable in shares of its capital stock), or rights, options, or warrants to subscribe for or purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock, then, in each such case, the Warrant Exercise Price shall be adjusted by multiplying the Warrant Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per Unit on such record date, less the fair market value (as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive, absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such "Current Market Price" per Unit (as

"Current Market Price" is defined below). Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

                  (c) For the purpose of any computation under this Warrant, the "Current Market Price" per Unit on any date shall be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question for the Company's Units or, if the shares of Common Stock and Redeemable Warrants comprising the Units are trading separately, the sum of the average daily closing prices for such 30 consecutive trading day period for such shares of Common Stock and the Redeemable Warrants. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, The Nasdaq National Market and The Nasdaq SmallCap Market) on which the Units, the shares of Common Stock or the Redeemable Warrants are listed or admitted to trading or, if the Units, the shares of Common Stock or the Redeemable Warrants are not listed or admitted to trading on any national securities exchange, the highest reported bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If, on any such date, the Units, the shares of Common Stock or the Redeemable Warrants are not listed or admitted to trading on any national securities exchange and are not quoted by Nasdaq or any similar organization, the fair value of a Unit, a share of Common Stock or a Redeemable Warrant on such date, as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive, absent manifest error, shall be used.

                  (d) No adjustment in the Warrant Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest whole share, as the case may be.

                  (e) In any case in which this Section 5 shall require that an adjustment in the Warrant Exercise Price may be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised or converted this Warrant after such record date, the Warrant Units, if any, issuable upon such exercise or conversion over and above the Warrant Units, if any, issuable upon such exercise or conversion on the basis of the Warrant Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (f) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of Warrant Units, calculated to the nearest full Warrant Unit, obtained by multiplying the number of Warrant Units specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

                  (g) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this subsection with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this subsection shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

                  (h) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall (i) give written notice thereof, by first-class mail, postage prepaid, within ten (10) calendar days after the date when the circumstances giving rise to the adjustment occurred, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Units purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Warrant Exercise Price.

         6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE SHARES OF COMMON STOCK OR REDEEMABLE WARRANTS.

                  (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or any shares of Common Stock or Redeemable Warrants comprising the Warrant Units, or any shares of Common Stock issuable upon the exercise of the Redeemable Warrants included in the Warrant Units, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If, in the opinion of each such counsel, the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of the shares of Common Stock and Redeemable Warrants comprising the Warrant Units received upon the previous exercise of this Warrant or the shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for the shares of Common Stock or Redeemable Warrants comprising the Warrant Units or the shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units, describing restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or the shares of Common Stock or Redeemable Warrants comprising the Warrant Units or the shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units.

                  (b) If, in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or of the shares of Common Stock or Redeemable Warrants comprising the Warrant Units, or of the shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units, described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant, or the shares of Common Stock or Redeemable Warrants comprising the Warrant Units, or the shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

                  (c) Until this Warrant is duly transferred on the books of the Company, the Company shall treat the registered Holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the Company.

         8. FRACTIONAL WARRANT UNITS. Fractional Warrant Units shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional Warrant Unit, the Company shall, upon the exercise of this Warrant for the largest number of whole Warrant Units then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the "Fair Market Value" (as defined in Section 10(d) hereof) of such fractional Warrant Unit over the proportional part of the Warrant Exercise Price represented by such fractional Warrant Unit, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional Warrant Unit.

         9. REGISTRATION RIGHTS.

                  (a) The Company agrees that, if at any time and from time to time during the period commencing [ONE YEAR FROM THE EFFECTIVE DATE] and ending two (2) years after complete exercise of this Warrant (but not later than [SEVEN YEARS AFTER THE EFFECTIVE DATE]), the Company proposes to file a registration statement under the Securities Act (other than a Form S-4 or Form S-8 Registration Statement or any successor or replacement forms thereto) with respect to, or qualify for a public distribution under Section 3(b) of the Securities Act, any of its securities in connection with the proposed offer of such securities by the Company or any of its shareholders:

                           (i) the Company will promptly notify the Holder and all other registered Holders, if any, of other Warrants, Warrant Units, shares of Common Stock and Redeemable Warrants included in the Warrant Units, and shares of Common Stock issuable upon exercise of the Redeemable Warrants included in the Warrant Units (such shares of Common Stock, Warrant Units and Redeemable Warrants to be referred to hereinafter collectively as "Registrable Securities"), at least thirty
         (30) days prior to each such filing, that it intends to file such registration statement or effect such qualification, and that the Registrable Securities which are then held and/or which may be acquired upon the exercise of this Warrant by the Holder and such other Holders will be included in such registration statement or qualification at the Holder's and such Holders' request; and

                           (ii) the Company will use its best efforts to cause such registration statement or qualification to include all Registrable Securities which it has been so requested to include;

         provided, however, that if a greater number of Registrable Securities is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Registrable Securities proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be excluded or proportionately reduced to a number deemed satisfactory by the managing underwriter.

The Holder and such other Holders may request that their Registrable Securities be included in such registration statement or qualification by making written request to the Company specifying the number of shares of Common Stock, Warrant Units and/or Redeemable Warrants to be so included. Such request shall be made within twenty (20) days after receipt from the Company of notice of such intended registration or qualification.

                  (b) Further, at any time after this Warrant becomes exercisable and prior to the expiration of this Warrant, and on a one-time basis only, upon request by the Holder or Holders, the Company will promptly take all necessary steps to register or qualify, under the Securities Act and the securities laws of such states as such Holder or Holders may reasonably request, such number of Registrable Securities requested by such Holder(s) in their request to the Company. In addition, if any registration pursuant to this
Section 9(b) is underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 9(b) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Registrable Securities is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Registrable Securities proposed to be offered by such Holder(s) for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. Furthermore, upon the receipt of such request, the Company shall promptly give written notice to all other record Holders of Registrable Securities not theretofore registered under the Securities Act and sold that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record Holders within thirty (30) days after the delivery of the Company's written notice to such other record Holders. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 9(b) and to pay the costs and expenses associated with such registration statement as provided in Section 9(c). The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Section 9(b) for a period of one hundred twenty (120) days.

                  (c) With respect to each inclusion of securities in a registration or qualification pursuant to this Section 9, the Company shall bear all fees, costs, and expenses thereof, including, without limitation, all filing fees, fees imposed by the National Association of Securities Dealers, Inc., printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders shall be borne by the selling Holders.

                  (d) The Company hereby indemnifies each of the Holders, the officers and directors of such Holders, and any person who controls such Holders within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, and liabilities caused by: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus prepared in connection with any registration statement pursuant to this Section 9 (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; and (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or alleged untrue statement, omission or alleged omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

                  (e) Each Holder of Registrable Securities included in a registration or qualification pursuant to this Section 9 agrees to cooperate with the Company in the preparation and filing of any such registration statement or other offering materials and in the furnishing of information concerning the Holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed distribution.

                  (f) If, after any registration statement filed as required under this Section 9 becomes effective, the Company advises Holder that the Company considers it appropriate for the registration statement to be amended, the Company shall use its commercially reasonable efforts to amend such registration statement as soon as practicable and the Holders of the Registrable Securities included in such registration statement shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been so amended.

         10. RIGHT TO CONVERT.

                  (a) The Holder of this Warrant shall have the right (but not the obligation) to require the Company to convert this Warrant (the "Conversion Right"), at any time after one year from the date of this Warrant and prior to its expiration, into Warrant Units as provided for in this Section 10. Upon exercise of the Conversion Right by the Holder, the Company shall deliver to the Holder (without payment by the Holder of any exercise price) that number of Warrant Units equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Units in effect immediately prior to the exercise of the Conversion Right from the aggregate "Fair Market Value" (as determined below) for the Warrant Units immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one Warrant Unit immediately prior to the exercise of the Conversion Right.

                  (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Warrant Units the Holder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice, for the closing of such purchase.

                  (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver or cause to be delivered to the Holder a certificate or certificates for the number of shares of Common Stock and Redeemable Warrants comprising the Warrant Units issuable upon such conversion, together with cash in lieu of any fraction of a Warrant Unit, and (iii) the Company will deliver to the Holder a new Warrant representing the number of Warrant Units, if any, with respect to which the Warrant shall not have been converted.

                  (d) "Fair Market Value" of a Warrant Unit as of a particular date (the "Determination Date") shall mean the Fair Market Value of a Unit or, if the shares of Common Stock and Redeemable Warrants comprising the Units are trading separately, the sum of the Fair Market Value of a share of Common Stock and a Redeemable Warrant comprising that Warrant Unit as of the Determination Date. "Fair Market Value" of a Unit, a share of Common Stock or of a Redeemable Warrant as of the Determination Date shall mean:

                           (i) If the Company's Units, Common Stock or
         Redeemable Warrants are traded on an exchange or quoted on The Nasdaq National Market or The Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

                           (ii) If the Company's Units, Common Stock or
         Redeemable Warrants are not traded on an exchange or quoted on The Nasdaq National Market or The Nasdaq SmallCap Market but are traded in the over-the-counter market, then the average of the closing bid and asked prices as reported for the ten (10) business days immediately preceding the Determination Date.

         11. MISCELLANEOUS. The Company shall not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of Holders against dilution.

         Upon written request of the Holder of this Warrant, the Company will promptly provide such Holder with a then current written list of the names and addresses of all Holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

         The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. This Warrant shall be interpreted under the laws of the State of Minnesota.

                  IN WITNESS WHEREOF, MedicalCV, Inc. has caused this Warrant to be signed by its duly authorized officer and to be dated ______________, 2001.

                                            MedicalCV, Inc.


                                            By
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Name Typed or Printed

                                            Its
                                               ---------------------------------
                                               Title Typed or Printed

                          NOTICE OF EXERCISE OF WARRANT

      (To be signed upon the exercise of the Warrant for cash or by check)


         The undersigned hereby irrevocably elects to exercise the attached Warrant and to purchase thereunder, for cash, ________________ of the shares of Common Stock of MedicalCV, Inc. issuable upon the exercise of such Warrant, herewith makes payment of $___________ therefor in cash or by check, and requests that certificates for the shares of Common Stock (together with a new Warrant to purchase the number of shares of Common Stock, if any, with respect to which this Warrant is not exercised) be issued in the name set forth below and be delivered to the address set forth below.
Dated:  ________________


                                             -----------------------------------
                                             (Signature)


                                             -----------------------------------
                                             (Name Typed or Printed)


                                             -----------------------------------
                                             (Address)


                                             -----------------------------------

                                             -----------------------------------
                                             (Social Security or Tax Ident. No.)


* The signature on the Notice of Exercise of Warrant must exactly correspond to the name as written upon the face of the Warrant in every particular without alteration or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                          NOTICE OF WARRANT CONVERSION

                 (To be signed only upon conversion of warrant)

To:  MedicalCV, Inc.

Dated: ___________________

The undersigned, pursuant to Section 10 of the attached Warrant Certificate (Certificate No.____), hereby agrees to subscribe for and purchase _________ shares of Common Stock covered by such Warrant by converting other shares covered by such Warrant according to the following formula:

____________________________ multiplied by ___________________________________
Per Share Fair Market Value *              number of shares subject to Warrant

MINUS

_________________________ multiplied by _______________________________________
Exercise price per share                number of shares subject to Warrant

DIVIDED BY


__________________________________________
Per share Fair Market Value*

EQUALS: __________________________________

Please indicate dates and average closing or last sales price for each day used to determine Fair Market Value:

Dates:          ____  ____  ____  ____  ____  ____  ____  ____  ____  ____

Market Price:   ____  ____  ____  ____  ____  ____  ____  ____  ____  ____

* Average closing or last sale price reported for the ten (10) business days immediately preceding the exercise date.


                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Name Typed or Printed


                                         ---------------------------------------
                                         Address


                                         ---------------------------------------

                                         ---------------------------------------
                                         Telephone number (including area code)

                              ASSIGNMENT OF WARRANT

           (To be signed only upon authorized transfer of the Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right to purchase
_______________ shares of Common Stock of MedicalCV, Inc. to which the within Warrant relates and appoints _________________________________, as attorney-in-fact, to transfer said right on the books of MedicalCV, Inc. with full power of substitution in the premises.

Dated: ________________


                                         ---------------------------------------
                                         (Signature)


                                         ---------------------------------------
                                         (Name Typed or Printed)


                                         ---------------------------------------
                                         (Address)


                                         ---------------------------------------
                                         (Social Security or Tax Ident. No.)


* The signature on the Assignment of Warrant must exactly correspond to the name as written upon the face of the Warrant in every particular without alteration or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.